Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-102934 of Allstate Financial Advisors Separate Account I (the "Account") of Allstate Life Insurance Company (the "Company") on Form N-4 of our report dated February 5, 2003 relating to the consolidated financial statements and the related financial statement schedules of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, to its use in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, and to the use of our report dated March 7, 2003 relating to the financial statements of Allstate Financial Advisors Separate Account I, Northbrook Variable Annuity Account, and Northbrook Variable Annuity Account II (which reports express unqualified opinions and include explanatory paragraphs relating to the merger of Northbrook Life Insurance Company into Allstate Life Insurance Company described in Notes 3 to the financial statements) also appearing in such Statements of Additional Information.

We also consent to the references to us under the heading "Experts" in such Prospectuses and Statements of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April  17, 2003






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Exhibit 10(b)



                                   CONSENT OF
                                 FOLEY & LARDNER

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Pre-Effective Amendment 1 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-102934).


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
April 15, 2003